Filed pursuant to Rule 497

File No. 333-204996

Rule 482 ad

September 19, 2016

Gladstone Investment Corporation Launches New Term Preferred Stock Offering

MCLEAN, VA, September 19, 2016 (GLOBE NEWSWIRE) — Gladstone Investment Corporation (NASDAQ: GAIN) (the “Company”) today announced that it plans to sell shares of its newly designated Series D Cumulative Term Preferred Stock due 2023 (the “Series D Term Preferred Stock”) in an underwritten public offering. The aggregate public offering price, dividend yield and other terms are to be determined by negotiations between the Company and the underwriters. The Company also plans to grant the underwriters a 30-day option to purchase additional shares of Series D Term Preferred Stock on the same terms and conditions solely to cover over-allotments, if any. Janney Montgomery Scott LLC is serving as the sole book-running manager. J.J.B. Hilliard, W.L. Lyons, LLC, Ladenburg Thalmann & Co. Inc., a subsidiary of Ladenburg Thalmann Financial Services Inc. (NYSE MKT: LTS), and Wunderlich Securities, Inc. are serving as co-lead managers of the offering. William Blair & Company, L.L.C. and Maxim Group LLC are serving as co-managers of the offering.

The Company intends to use the net proceeds from this offering to redeem outstanding shares of its 7.125% Series A Cumulative Term Preferred Stock, to pay down debt under its revolving line of credit and for other general corporate purposes.

Investors are advised to carefully consider the investment objectives, risks and charges and expenses of the Company before investing. The preliminary prospectus supplement and the accompanying prospectus, dated September 19, 2016, which have been filed with the Securities and Exchange Commission, contain this and other information about the Company and should be read carefully before investing.

The offering is being conducted as a public offering under the Company’s effective shelf registration filed with the Securities and Exchange Commission (File No. 333-204996). To obtain a copy of the preliminary prospectus supplement for this offering and the accompanying prospectus, please contact: Janney Montgomery Scott LLC, 1717 Arch Street, Philadelphia, PA 19103, Attention: Taxable Fixed Income Department or prospectus@janney.com.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

About Gladstone Investment Corporation: Gladstone Investment Corporation is a publicly traded business development company that seeks to make debt and equity investments in small and medium-sized businesses in the United States in connection with acquisitions, changes in control and recapitalizations. The Company has paid 134 consecutive monthly cash distributions on its common stock.

CONTACT: Investor Relations Inquiries: Please call +1-703-287-5893